- 1 -


     TECHNOLOGY PURCHASE AGREEMENT made as of the 12th day of November, 2002.


B E T W E E N:

          BRIAN A. FOWLER, an individual resident in the City of Burlington, Province of Ontario, Canada,

               (hereinafter referred to as the "Vendor")

                                                              OF THE FIRST PART;

                                    - and -

          THEGLOBE.COM, INC., a corporation incorporated under the laws of the State of Delaware,

               (hereinafter referred to as the "Purchaser")

                                                             OF THE SECOND PART.


     WHEREAS the Vendor has developed various computer software programs and applications relating to digital telephony services, as more particularly described in Schedule "A" (the "Computer Programs"), and owns the Computer Programs including the Intellectual Property Rights related thereto and all Technical Information (collectively the "Technology");

     AND WHEREAS the Purchaser wishes to purchase and the Vendor wishes to sell the Technology upon the terms and conditions contained herein;

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of Ten Dollars ($10.00) now paid by each of the parties hereto to the other, the respective covenants of the parties herein contained, and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto agree as follows:

ARTICLE  1  -  DEFINITIONS  AND  SCHEDULES

1.1 In addition to the other defined words and phrases contained in the agreement, as used in this agreement, the following words and phrases shall have the following meanings, respectively;

     "Computer Programs" has the meaning attributed thereto in the first recital of this agreement, including the Source Code and the Object Code;


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     "Date of Closing" means November 12, 2002, or such earlier or later date as may  be  agreed  to  in  writing  by  the  parties  hereto;

     "Derivative Works" means works that are based on one or more pre-existing works, such as a revision, modification, translation, abridgement, condensation, expansion or any other form in which such pre-existing works may be recast, transformed or adopted.

     "Earn-out Warrants" has the meaning attributed thereto in Section 4.2 hereof;

     "Employment Agreement" means the employment agreement to be entered into between the Purchaser and the Vendor to be dated the date hereof or such other date as the parties may agree to;

     "Encumbrances" means claims, liens, security interests, mortgages, pledges, charges or encumbrances of any nature or kind whatsoever, howsoever created;

     "Holdback Warrants" has the meaning attributed thereto in Section 4.2 hereof;

     "Intellectual Property Rights" means patents, trade marks, service marks, registered designs, applications for any of the foregoing, copyright, know-how, trade secrets, confidential information, trade or business names and any other similar protected right, whether by statute or otherwise, in any country;

     "Object  Code"  means  the  machine readable form of the Computer Programs;

     "Purchase Price" means the amount payable by the Purchaser to the Vendor for the Transferred Assets as set forth in Section 3.1 hereof;

     "Source Code" means the human readable form of the Computer Programs (either in electronic or written form);

     "Technical Information" means all know-how and related technical knowledge relating to the Computer Programs including, without limitation:

     (a) all trade secrets and other proprietary know-how, confidential information, public information, non-proprietary know-how and invention disclosures;

     (b) any information of a scientific, technical or business nature regardless of its form;

     (c) all documented research, developmental, demonstration or engineering work;

     (d) all information that can be or is used to define a design or process or procure, produce, support or operate material and equipment;


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     (e)  methods  of  production;  and

     (f) all other drawings, blueprints, patterns, plans, flow charts, equipment, parts lists, software and procedures, specifications, formulas, designs, technical data, descriptions, related instructions, manuals, records and procedures;

     "Technology" has the meaning attributed thereto in the first recital of this agreement;

     "Time of Closing" means 10:00 a.m. (Toronto time) on the Date of Closing, or if the transaction is not completed at such time, then such other time on the Date of Closing on which the transaction is completed;

     "Transferred  Assets"  means  all  of  the property and assets described in
     Section  2.1  hereof;  and

     "Warrants" means an aggregate of 2,175,000 non-transferable unregistered warrants of the Purchaser, each Warrant exercisable to acquire one share of common stock in the capital of the Purchaser at a price of US$0.065 per share for a period of 10 years from the Date of Closing, subject to the terms of Section 4.2 hereof.

ARTICLE 2 - AGREEMENT TO PURCHASE

2.1 Subject to the terms and conditions hereof, the Vendor hereby agrees to sell, assign, grant and convey to the Purchaser exclusively, for and throughout the entire world and for all languages, including all "computer languages", now or hereafter developed, all rights in and to the Technology, and all versions thereof for any and all computers, devices and equipment and all other media of every nature, now or hereafter developed, in or by means of which the Computer Programs or any version thereof may be capable of being embodied, shown, expressed, communicated or utilized, including all the exclusive rights of the Vendor under copyright laws to and to authorize others to:

     (i)  prepare  Derivative  Works  based  on  the  Computer  Programs;

     (ii) reproduce the Technology and all such Derivative Works in any and all forms, including magnetic tapes, hard and floppy discs, and solid state forms such as ROM chips and printed circuitry;

     (iii) distribute the Technology and all such Derivative Works in any and all forms to the public by any and all means, including the sale or other transfer of ownership, rental, lease, lending and licensing thereof, and

     (iv) publicly perform and display the Technology and all such Derivative Works. The grant of right includes the exclusive rights to and to authorize others to do any and all of the foregoing with respect to the Technology, all parts thereof, all such Derivative Works and all parts thereof, to do so separately, in combination with


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          any other technologies and in and as part of any collective works, and to do so in any and all forms, including magnetic tapes, hard and floppy discs, and solid state forms such as ROM chips and printed circuitry, and to do so by all means and for all media, including all computers, peripheral equipment, computer systems, dedicated machines, equipment and devices, and all print media including books and magazines, and any motion pictures, radio broadcast, and cable television, videotex, and all broadcasts, wire or cable data transmission system and networks.

     In the event the Technology, when used in conjunction with a computer for which designed, produces, demonstrates, or shows any audiovisual work, the Vendor hereby also grants and conveys to the Purchaser exclusively all of the Vendor's Intellectual Property Rights in and to such audiovisual work. If such audiovisual work incorporates any fictional characters, places or devices, this grant includes all of the Vendor's Intellectual Property Rights in and to all such characters, places or devices, including all merchandising and licensing rights thereto for toys, apparel, posters, greeting cards, and other products of every nature and for media including motion pictures, televisions, video game devices, books and magazines.

     The foregoing property is collectively referred to herein as the "Transferred Assets".

ARTICLE 3 - PURCHASE PRICE

3.1 The purchase price for the Transferred Assets shall be payable solely in the form of the Warrants, subject to the provisions of Section 4.2 hereof, and shall for purposes of this agreement be valued by the parties at US$42,000.00 (the "Purchase Price"), plus applicable sales taxes payable in cash, if any.

ARTICLE 4 - PAYMENT OF PURCHASE PRICE, HOLDBACK AND EARN-OUT

4.1 The Purchase Price shall be paid and satisfied by the issuance and delivery of 1,750,000 of the Warrants at the Time of Closing registered in the name of the Vendor.

4.2 At the Time of Closing 1,312,500 of the Warrants comprising the Purchase Price shall be delivered to the Vendor and 437,500 of the Warrants (the "Holdback Warrants") shall be retained by the Purchaser. The Holdback Warrants shall be held by the Purchaser for a period of 12 months following the Date of Closing (or such longer period as a claim for which the Purchaser has provided notice to the Vendor in accordance with Section 11.3 hereof during the 12 month period may be outstanding ("Pending Claim")) and cancelled by the Purchaser in the event a claim is successfully made by the Purchaser against the Vendor for indemnity within such period pursuant to
     Article 11 hereof on the basis of one Warrant for every US$0.024 of indemnity claimed, however, any such cancellation will not otherwise alter or diminish any rights of the Purchaser under this agreement or at law. Any Holdback Warrants remaining in escrow at the completion of the 12 month holdback period (or such longer period as a Pending Claim may be outstanding) shall be forthwith released by the Purchaser to the Vendor. The Purchaser shall at the Time of


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                                      - 5 -


     Closing issue and retain a further 425,000 Warrants (the "Earn-out Warrants") registered in the name of the Vendor and shall release that portion of the Earn-out Warrants, if any, to the Vendor upon the attainment of the subscriber milestones during the 2003 calendar year, and to the extent, provided for in Schedule B attached hereto or immediately to the Vendor in the event that the Vendor's employment with the Purchaser is terminated by the Purchaser "Without Cause", as such term is defined in the Employment Agreement, prior to January 1, 2004. Any Earn-out Warrants which do not qualify for release to the Vendor in accordance with Schedule B hereto shall be cancelled by the Purchaser. The Vendor acknowledges and agrees that the Purchaser shall have the sole and absolute discretion as to the amount and duration of resources (financial, managerial and otherwise), if any, devoted to the Transferred Assets or any business related thereto for which subscribers may be solicited.

4.3 For greater certainty the parties hereby declare that the Purchaser is not assuming and shall not be responsible for any of the liabilities, debts or obligations of the Vendor, whether present or future, absolute or contingent and whether or not relating to the Transferred Assets, and the Vendor shall indemnify and save harmless the Purchaser and any of its officers, directors and employees from and against all such liabilities, debts and obligations.

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF THE VENDOR

5.1 The Vendor hereby represents and warrants as follows and hereby acknowledges and confirms that the Purchaser is relying on such representations and warranties in connection with the purchase by it of the Transferred Assets:

     (a) The Vendor is legally competent and has all necessary capacity to execute this agreement, together with all other agreements the execution of which by the Vendor is herein contemplated, and to take all actions required under such agreements;

     (b) The execution and delivery of this agreement by the Vendor, together with all other agreements the execution of which by the Vendor is herein contemplated, and the sale of the Transferred Assets herein provided constitute valid and binding obligations of the Vendor enforceable against him in accordance with their respective terms;

     (c) The execution and delivery of this agreement by the Vendor and the observance and performance of the terms and provisions of this agreement on the part of the Vendor to be observed and performed do not constitute a violation or breach of any provision or any contract or other instrument to which the Vendor is a party or by which he or any of the Transferred Assets are bound, or any order, writ, injunction or decree applicable to him or any of the Transferred Assets, or constitute a default (or would with the passage of time or the giving of notice, or

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                                      - 6 -


          both, constitute a default) under any contract, agreement or instrument to which the Vendor is a party or by which he or any of the Transferred Assets are bound;

     (d) The Vendor has not proposed a compromise or arrangement to his creditors generally, has not had any petition for a receiving order in bankruptcy filed against him, has not made a voluntary assignment in bankruptcy, has not taken any proceeding with respect to a compromise or arrangement, has not taken any proceeding to have himself declared bankrupt or wound-up, has not taken any proceeding to have a receiver appointed of any part of his assets, has not had any encumbrancer take possession of any of his property and has not had any execution or distress become enforceable or become levied upon any of his property or, to the best of the Vendor's knowledge, had any petition for a receiving order in bankruptcy made against him;

     (e) The Vendor is the sole and absolute registered and beneficial owner of all right, title and interest in and to the Transferred Assets, with no breaks in chain of title, with good and marketable title, free and clear of any and all Encumbrances of any kind whatsoever or rights of others, or of any rights or privileges capable of becoming Encumbrances, and the Vendor is entitled to sell, transfer and assign good and marketable title to the Transferred Assets to the Purchaser, free and clear of any such Encumbrances;

     (f) No natural person, corporation, limited liability company, business, trust, firm, association, partnership, joint venture, entity or other organization ("Person") other than the Purchaser has any agreement, option, right or privilege capable of becoming an agreement for the purchase from the Vendor of any of the Transferred Assets;

     (g) Schedule A sets forth a complete and correct list and brief description of all Intellectual Property Rights that are owned by the Vendor and pertain to the Transferred Assets. The Intellectual Property Rights consist solely of items and rights which are: (i) owned by the Vendor; or (ii) in the public domain. The Vendor has all rights to make use, reproduce, adopt, create Derivative Works based on, translate, distribute (directly or indirectly), transmit, display and perform publicly, license, rent and lease, modify, assign and sell, the Intellectual Property Rights;

     (h) The reproduction, manufacturing, distribution, licensing, sublicensing, sale or any other exercise of rights in the Transferred Assets, as now conducted by such Vendor, to the best of the Vendors' knowledge without any investigation having been made, does not infringe on any patent, copyright, trade secret, trademark, service mark, trade name, firm name, Internet domain name, logo or other intellectual property or proprietary right of any person in the United States of America or Canada, nor are there any valid grounds for any bona fide claim of any kind;


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     (i)  No  claims (i) challenging the validity, effectiveness or ownership by the Vendor of any of the Transferred Assets, or (ii) to the effect that the use, distribution, licensing, sublicensing, sale or any other exercise of rights in any of the Transferred Assets as now conducted by the Vendor infringes or will infringe on any intellectual property or other proprietary right of any person have been asserted in writing or, to the knowledge of the Vendor, are threatened by any person, nor are there, to the knowledge of the Vendor without any investigation having been made, any valid grounds for any bona fide claim of any such kind;

     (j) To the knowledge of the Vendor, there is no unauthorized use, infringement or misappropriation of any of the Transferred Assets by any third party;

     (k) Other than Kaf Networks LLC, Robert S. Giblett, The Giblett Family Trust, DAT Enterprises Inc., PJMC Family Enterprises Inc., Gregory
          Philp, Ola Danilini, Craig Van Breene and 1002390 Ontario Inc. (the "Releases"), who have provided written releases in favour of the Purchaser, no Person other than the Vendor has contributed to or participated in the conception and development of the Computer Programs. The Releases are binding and enforceable in accordance with their terms;

     (l) The execution and delivery of this agreement, and the performance of each Vendor's obligations thereunder, will not cause the termination or forfeiture, or diminution, of any of the Intellectual Property Rights;

     (m) The source code and system documentation relating to the Computer Programs (i) have at all times been maintained in strict confidence,
          (ii) except to representatives of the Purchaser, have been disclosed by a Vendor only to employees or representatives who have a "need to know" the contents thereof in connection with the performance of their duties to such Vendor and who have executed nondisclosure agreements,
          (iii) have not been disclosed to any third party without executed nondisclosure agreements, copies of which have been provided to the Purchaser, and (iv) have not been placed in escrow under any arrangement whereby the occurrence or failure to occur of any event would entitle any third party to use or access such source code or system documentation;

     (n) The Computer Programs do not contain any "backdoor" or concealed access or any "software locks" or similar undocumented devices which, upon the occurrence of a certain event, the passage of a certain amount of time or the taking of any action (or the failure to take any such action) by or on behalf of the Vendor or any third party, will cause the software, or information in the software to be destroyed, erased, damaged or otherwise rendered inoperable or inaccessible;

     (o) The Vendor is a resident of the Province of Ontario, Canada and has such knowledge and experience in financial and business matters and, in particular, concerning investments, or has obtained such advice, as is necessary to enable him to evaluate the merits and risks of making an investment in the Purchaser's

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          securities in the manner as provided in this agreement. The Vendor has no immediate need for liquidity in the Purchaser's securities and is able to bear the risk of making an investment in the Purchaser's securities for an indefinite period. The Purchaser's securities which the Vendor will receive pursuant to this agreement are being acquired by the Vendor for investment purposes only, for his own account and not with a present view to the offer, sale or distribution thereof in violation of applicable securities laws;

     (p) The Purchaser has afforded, or otherwise caused to afford, to the Vendor and his professional advisors full and complete access to all information with respect to the Purchaser and its business, operations, financial condition and management which the Vendor has deemed necessary and material for an evaluation of the merits and risks of the Vendor acquiring and making an investment in Purchaser's securities hereunder. The Vendor and his respective advisors have had adequate opportunity to ask questions of, and receive answers from, persons acting on behalf of the Purchaser regarding the terms and conditions of the issuance of the Purchaser's securities hereunder and to obtain any additional information which the Purchaser possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished to the Vendor and his professional advisors. All such questions have been answered to the full satisfaction of the Vendor and his professional advisors;

     (q) In evaluating the merits and risks of making an investment in the Purchaser's securities hereunder, the Vendor has relied on the advice of his own legal, financial and accounting advisors. The Vendor understands that there are substantial risks pertaining to the making of an investment in the Purchaser's securities hereunder. The Vendor is fully able to bear the economic risk of an investment in the Purchaser's securities for an indefinite period of time and can afford a complete loss of such investment;

     (r) The Vendor understands and acknowledges that the Warrants and shares of common stock issuable upon the exercise of the Warrants have not been registered for offer or sale under the United States Securities Act of 1933, as amended (the "Securities Act") or registered or qualified under any state, provincial or other securities act, and are being sold on the basis of exemptions from registration under the federal and applicable state, provincial or other securities laws. Reliance on such exemption is based in part on the accuracy of the representations, warranties and agreements made by the Vendor herein, and the Vendor acknowledges and agrees that the Purchaser has relied on such representations, warranties and agreements. The Vendor further understands and acknowledges that the Warrants and shares of common stock issuable upon the exercise of the Warrants may not be sold, assigned or otherwise transferred unless so registered or qualified or unless, in the opinion of counsel to the Vendor (which counsel and which opinion is reasonably acceptable to Purchaser) or to the Purchaser, an exemption from registration and any such qualification is available;

     (s) There is no suit, action, litigation, investigation, claim, complaint or proceeding, including appeals, in progress, pending or, to the best of the knowledge, information and belief (after due enquiry) of the Vendor, threatened, relating to the Transferred Assets before any court, domestic or foreign, or arbitration panel which, if determined adversely to the Vendor, might materially adversely affect the Transferred Assets and there is not presently outstanding against the Vendor any judgment, covenant not to sue, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator pertaining to the Transferred Assets. The Vendor is not aware (after due enquiry) of any claim of adverse ownership, invalidity or other opposition to or conflict with any of the Transferred Assets nor of any pending or threatened suit, proceeding, claim, demand, action or investigation of any nature or kind against the Vendor relating to the Transferred Assets;

     (t) No governmental or regulatory authorization, approval, order, consent or filing is required on the part of the Vendor, in connection with the execution, delivery and performance of this agreement or any other documents and agreements to be delivered under this agreement or the performance of the Vendor's obligations under this agreement or any other documents and agreements to be delivered under this agreement;

     (u) The Vendor is not a party to, nor is he bound by or subject to any contract or commitment, whether oral or written, in connection with the Transferred Assets nor are the Transferred Assets bound by or subject to any contract or commitment;

     (v) The Vendor is not a non-resident of Canada within the meaning of the Income Tax Act (Canada);

     (w) The Vendor has carried on all negotiations relating to this agreement and the transactions contemplated in this agreement directly and without intervention on its behalf of any other party in such manner as to give rise to any valid claim for a brokerage commission, finder's fee or other like payment; and

     (x) None of the foregoing representations and statements of fact contains any untrue statement of material fact or omits to state any material fact necessary to make any such statement or representation not misleading to a prospective purchaser of the Transferred Assets seeking full information.

ARTICLE 6 - COVENANTS OF THE VENDOR

6.1  The Vendor hereby covenants that, at the Time of Closing, the Vendor shall:

     (a) deliver to the Purchaser all necessary deeds, conveyances, bills of sale, assurances, transfers, assignments and consents and any other documents, necessary or reasonably required in the opinion of the Purchaser, to transfer effectively to the Purchaser good and marketable title to the Transferred Assets free and clear of all Encumbrances;

     (b) execute and deliver all such other instruments and agreements, the execution and delivery of which is contemplated by the terms of this agreement; and

     (c) use its reasonable best efforts to cause each of the conditions of closing specified in Article 9 to be satisfied at or prior to the Time of Closing.

6.2 The Vendor hereby covenants that prior to, on or subsequent to the Date of Closing, as the case may be, the Vendor will:

     (a) at the request of the Purchaser, execute and deliver such additional conveyances, transfers and other assurances as may, in the opinion of the Purchaser, acting reasonably, be required to carry out the intent of this agreement and to transfer the Transferred Assets to the Purchaser;

     (b) have paid or caused to be paid when due all amounts owing by the Vendor to any creditors claiming an interest in the Transferred Assets and shall indemnify and hold the Purchaser harmless with respect to any interest held by any party;

     (c) enter into an Employment Agreement with the Purchaser on terms and conditions satisfactory to the Purchaser;

     (d) enter into a non-competition agreement with the Purchaser on terms and conditions satisfactory to the Purchaser; and

     (e) use his reasonable best efforts to obtain releases of all rights in the Technology from all parties reasonably requested by the Purchaser, in form and substance satisfactory to the Purchaser. Nothing herein shall be deemed to modify the Vendor's representations and warranties in Section 5.1(e) as to title to the Technology nor to limit
          Purchaser's remedies (or any member of the Purchaser Group, as hereinafter defined) in the event of any breach of such representations and warranties.

ARTICLE 7 - REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

7.1 The Purchaser hereby represents and warrants as follows and hereby acknowledges and confirms that the Vendor is relying on such representations and warranties in connection with the transactions provided for in this agreement:

     (a) The Purchaser is a corporation incorporated and validly existing under the laws of the State of Delaware. The Purchaser files reports pursuant to the Securities Exchange Act of 1934 and certain of its eligible shares of common stock trade on the OTC electronic bulletin board under the stock symbol "TGLO";

     (b) The execution and delivery of this agreement, together with all other agreements the execution of which by the Purchaser is herein contemplated, have been duly authorized by all necessary action and the Purchaser has all requisite power and authority to enter into all such agreements and to perform and discharge its obligations thereunder in accordance with their respective terms and such agreements constitute valid and binding obligations of the Purchaser enforceable against it in accordance with their respective terms; and

     (c) The Purchaser has an authorized capital of 103,000,000 shares divided into 100,000,000 shares of common stock and 3,000,000 shares of preferred stock, and as of November 8, 2002, 31,081,574 shares of common stock and no shares of preferred stock were issued and outstanding. All regulatory approvals and consents required to issue the Warrants and to complete the obligations of the Purchaser hereunder have been obtained or will be obtained prior to the issuance thereof. On completion of the transactions contemplated hereby and in accordance with this agreement, the Warrants will be validly created and issued to the Vendor and except as provided herein, upon the exercise of the Warrants in accordance with their terms and payment of the exercise therefor, the shares of common stock of the Vendor issuable upon such exercise shall be validly issued as fully paid and non-assessable shares, free and clear of all charges, liens, pledges or other encumbrances and rights of others.

     (d) The Purchaser has neither assets in Canada, nor gross revenues from sales in, from or into Canada, exceeding C$400,000,000.

ARTICLE 8 - COVENANTS OF THE PURCHASER

8.1  The  Purchaser  hereby  covenants  that  the  Purchaser  shall:

     (a) at the Time of Closing deliver to the Vendor evidence satisfactory to the Vendor, acting reasonably, that all necessary authorizations authorizing and approving the transactions contemplated herein have been obtained;

     (b) at the Time of Closing pay the Purchase Price for the Transferred Assets in accordance with Article 4;

     (c) enter into the Employment Agreement with the Vendor on terms and conditions satisfactory to the Purchaser and the Vendor; and

     (d) at the request of the Vendor, execute and deliver such additional documents and do and perform and cause to be done and performed such further and other acts and things as may, in the opinion of the Vendor, acting reasonably, be required to carry out the intent of this agreement and the issuance of the Warrants to the Vendor.

ARTICLE 9 - CONDITIONS

9.1 The respective obligations of each party to complete the transactions contemplated by this agreement are subject to the following conditions which are to be performed or complied with at or prior to the Time of
     Closing:

     (a) neither of the Purchaser nor the Vendor shall be subject to any statute, rule or regulation of any government or governmental or other regulatory body in Canada or the United States or to any order, decree or injunction of a court of competent jurisdiction in Canada or the United States which (i) makes illegal, enjoins or prevents the purchase and sale of the Transferred Assets or any of the other transactions contemplated by this agreement, or (ii) materially limits or restricts, or which may materially limit or restrict, the use or exploitation of the Technology by the Purchaser following the Time of Closing;

     (b) there shall not have been commenced or threatened any action or proceeding by any government or governmental or other regulatory body in Canada or the United States which (i) seeks to make illegal, enjoin or prevent the consummation of the transactions contemplated by this agreement, or (ii) materially limits or restricts, or which may materially limit or restrict, the use or exploitation of the Technology by the Purchaser following the Time of Closing; and

     (c) the parties shall have entered into the Employment Agreement for the services of the Vendor on satisfactory terms and conditions.

     Each of the Purchaser and the Vendor may, without limiting any of its other rights, at its sole option waive compliance with any of the foregoing conditions in whole or in part on such terms as may be agreed upon in the event of non-performance of any other condition in whole or in part.

9.2 The obligations of the Purchaser to complete the transactions contemplated by this agreement are subject to the following conditions which are for the exclusive benefit of the Purchaser to be performed or complied with at or prior to the Time of Closing (unless otherwise specified):

     (a) the representations and warranties of the Vendor set forth in Article 6 shall be true and correct at the Time of Closing with the same force and effect as if made at such time, other than the breaches of such representations and warranties that, alone or in the aggregate, do not and will not have a material adverse effect on the Purchaser, any permitted assignee, the Vendor, or the Transferred Assets and will not have a material adverse effect on the consummation of the transactions contemplated by this agreement;

     (b) there shall have occurred no breach of the terms, covenants and conditions of this agreement to be performed or complied with by the Vendor at or prior to the Time of Closing that, alone or in the aggregate have had or are likely to have a material adverse effect on the Purchaser or could in the good faith judgment of the Purchaser have a material adverse effect on the Purchaser, any permitted assignee, the Vendor, or the Transferred Assets;

     (c) there shall have been compliance with the covenants and obligations on the part of the Vendor contained herein which are to be complied with at or prior to the Time of Closing, each and every one of which are hereby deemed to be a condition of the closing of the transactions contemplated herein;

     (d) all instruments of conveyance and other documentation relating to the sale and purchase of the Transferred Assets including, without limitation, proceedings taken on or prior to the Time of Closing in connection with the performance by the Vendor of its obligations under this agreement shall be satisfactory to the Purchaser and the Purchaser shall have received copies of all such documentation or other evidence as it may reasonably request in order to establish the consummation of the transactions contemplated by this agreement and the taking of all proceedings in connection with such transactions in compliance with these conditions, in form (as to certification and otherwise) and substance satisfactory to the Purchaser;

     (e) the Vendor shall have entered into a non-competition agreement with the Purchaser on terms and conditions satisfactory to the Purchaser;

     (f) the Vendor shall have obtained releases of all rights in the Technology from all parties reasonably requested by the Purchaser, in form and substance satisfactory to the Purchaser; and

     (g) all consents, waivers and acknowledgements of third parties which are necessary or, in the opinion of the Purchaser, acting reasonably, desirable in connection with the purchase of the Transferred Assets and completion of the other transactions contemplated by this agreement shall have been obtained on terms and in form and substance satisfactory to the Purchaser.

     The Purchaser may, without limiting any other right that the Purchaser may have, at its sole option waive compliance with any such term, covenant or condition to be performed or complied with for the benefit of the Purchaser in whole or in part on such terms as may be agreed upon in the event of non-performance of any other term, covenant or condition in whole or in part.

9.3 The obligations of the Vendor to complete the transactions contemplated by this agreement are subject to the following conditions which are for the exclusive benefit of the Vendor to be performed or complied with at or prior to the Time of Closing (unless otherwise specified):

     (a)  the  representations  and  warranties  of  the  Purchaser set forth in
          Article 7 shall be true and correct at the Time of Closing with the same force and effect as if made at such time, other than the breaches of such representations and warranties that, alone or in the aggregate, do not and will not have a material adverse effect on the Vendor and will not have a material adverse effect on the consummation of the transactions contemplated by this agreement;

     (b) there shall have been compliance with the covenants and obligations on the part of the Purchaser contained herein which are to be complied with at or prior to the Time of Closing, each and every one of which is hereby deemed to be a condition of the closing of the transactions contemplated herein; and

     (c) the Purchaser shall have paid the Purchase Price for the Transferred Assets in accordance with Article 4.

     The Vendor may, without limiting any other right that the Vendor may have, at its sole option waive compliance with any such term, covenant or condition to be performed or complied with for the benefit of the Vendor in whole or in part on such terms as may be agreed upon in the event of non-performance of any other term, covenant or condition in whole or in part.

ARTICLE 10 - NON-WAIVER; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1 No investigations made by or on behalf of the Purchaser at any time shall have the effect of waiving, diminishing the scope or otherwise affecting any representation or warranty made by the Vendor in or pursuant to this agreement. No waiver by any of the parties of any condition, in whole or in part, shall operate as a waiver of any other condition.

10.2 The representations, warranties, covenants and indemnities contained in this agreement, in any schedule hereto, in any documents to be executed and delivered pursuant to this agreement and in any documents executed and delivered in connection with the completion of the transactions contemplated herein, and notwithstanding such closing and notwithstanding any investigations made by or on behalf of the parties hereto, shall continue in full force and effect with respect to the representations and warranties contained herein for a period of three years from the Time of Closing.

ARTICLE 11 - INDEMNITY AND SET-OFF

11.1 The Vendor covenants and agrees to indemnify and save harmless the Purchaser and each of its officers, directors, agents, affiliates and assignees (including, without limitation, any assignee pursuant to Section
     14.11 hereof) (collectively, the "Purchaser Group")from and against any loss, liability, cost, expense or damage, including, without limiting the generality of the foregoing, all costs and expenses (including legal fees incurred in connection with any such loss or damage and in connection with any claim under this Article) suffered, incurred or paid by any member of the Purchaser Group as a result of any breach of or non-compliance with, or untruth of any of the warranties, representations or covenants of the Vendor contained in this agreement, in any schedule hereto, in any documents to be executed and delivered pursuant to this agreement or in any documents executed and delivered in connection with the completion of the transactions contemplated herein.

11.2 The Purchaser covenants and agrees to indemnify and save harmless the Vendor from and against any loss, liability, cost, expense or damage, including, without limiting the generality of the foregoing, all costs and expenses (including legal fees incurred in connection with any such loss or damage and in connection with any claim under this Article) suffered, incurred or paid by the Vendor as a result of any breach of or non-compliance with, or untruth of any of the warranties, representations or covenants of the Purchaser contained in this agreement, in any schedule hereto, or in any documents executed and delivered pursuant to this agreement or in any documents executed and delivered in connection with the completion of the transactions contemplated herein.

11.3 The Purchaser (or any member of the Purchaser Group) or the Vendor, as the case may be, shall give notice to the party (the "Indemnifier") liable to it pursuant to Section 11.1 or 11.2, as the case may be, as soon as reasonably practicable (provided that failure to so timely notify shall not relieve the Indemnifier of its obligations hereunder, except and only to the extent that such Indemnifier is prejudiced by the delay) of any claims asserted by third parties for which the Indemnifier may be liable pursuant to this Article and shall provide reasonable particulars thereof and the Indemnifier shall have the right, at its sole expense, to participate in any negotiations with respect thereto and to dispute and contest any such claims provided that it notifies the party giving such notice within ten (10) days of receiving such notice and furnishes to the party giving notice such security or other assurances as such party may reasonably request in connection therewith and provided further that such dispute is prosecuted or negotiations are conducted by the Indemnifier in good faith and with due diligence. The party giving notice will fully cooperate with the Indemnifier and its solicitors in any proceedings with respect to any such claims. Provided further that in the event that the party giving notice shall be unable to obtain timely advice from the Indemnifier with respect to any such matter, the party giving notice shall be entitled to deal with same in such manner as it, in the reasonable exercise of its judgement, deems appropriate.

11.4 The Purchaser shall have the right to satisfy any amount from time to time owing by it (or any member of the Purchaser Group) to the Vendor under this agreement or any other agreement to be executed and delivered in connection with the completion of the transactions contemplated herein (including, without limitation, the Employment Agreement) by way of set-off against any amount from time to time owing by the Vendor to the Purchaser, including, without limitation, any amount owing to the Purchaser pursuant to the Vendor's indemnification pursuant to Section 11.1 hereof.

11.5 The rights and benefits provided in this Article are supplemental to any other rights, actions or causes of action which may arise pursuant to any other section of this agreement or at law or in equity.

ARTICLE 12- CONFIDENTIAL INFORMATION

12.1 The parties shall keep confidential all confidential Technology and any other confidential information (unless readily available from public or published information or sources or required to be disclosed by law) obtained from or with respect to the Transferred Assets. If this agreement is terminated without completion of the transactions contemplated then, the Purchaser shall, promptly after such termination, return all documents, work papers and other written material obtained from the Vendor in connection with this agreement and not previously made public (including all copies of such material).

12.2 The Vendor acknowledges that confidential Technical Information shall be sold to Purchaser and that such information shall be confidential information and a trade secret of the Purchaser. The Vendor agrees to use his best efforts to maintain the confidentiality of any such information that remains within his knowledge as of the Time of Closing and shall not, other that in connection with his employment with the Purchaser, for any reason without the prior written consent of the Purchaser, directly or indirectly provide any other person with access to the confidential information or make use of the confidential information for the benefit of any person or assist others in doing so. Without limiting the generality of the foregoing, providing access includes disclosure, sale, copying, dissemination, publishing, broadcasting or reproduction by any means whatsoever.

ARTICLE  13-  PIGGYBACK  REGISTRATION  RIGHTS

13.1 If (but without any obligation to do so) at any time, or from time to time, the Purchaser shall determine to register any of its securities under the Securities Act for its own account or the account of any of its shareholders, other than a registration relating solely to employee benefit plans (or any other registration on Form S-8 or any successor form), or a registration relating solely to a United States Securities and Exchange Commission Rule 145 transaction, a transaction relating solely to the sale of debt or convertible debt instruments or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale to the public of securities of the Purchaser, the Purchaser will:

     (a) promptly give to the Vendor written notice thereof at least 30 calendar days prior to filing the registration statement; and

     (b) include in such registration and in any underwriting involved therein, all of the shares of common stock of the Purchaser issuable upon the exercise of the Warrants (the "Vendor's Shares") that are not then subject to escrow restrictions pursuant to this agreement specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Purchaser by the Vendor (such shares, the "Piggyback Registration Shares"), subject to a maximum number of shares that is not greater than the pro-rata number of shares being registered for the account of any other shareholder of the Purchaser and except as set forth in Section 13.2 below.

13.2 If the registration is for a registered public offering involving an underwriting, the Purchaser shall so advise the Vendor as a part of the written notice given pursuant to section 13.1(a) above. In such event, the right of the Vendor to registration pursuant to Section 13.1 shall be conditioned upon the Vendor's participation in such underwriting and the inclusion of the Vendor's Piggyback Registration Shares in the underwriting to the extent provided herein. If the Vendor proposes to distribute the Piggyback Registration Shares through such underwriting he shall (together with the Purchaser and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Purchaser. If the Vendor disapproves of the terms of any such underwriting, the Vendor may elect to withdraw therefrom by written notice to the Purchaser and the managing underwriter. Notwithstanding the foregoing, should the managing underwriter determine in their sole judgment that all of the Piggyback Registration Shares will not be included in the proposed public offering, then the Vendor shall be permitted to register such shares, if any, that the managing underwriter may determine and agree to such other terms such as a lock up which would not exceed ninety (90) days, as the managing underwriter may determine. Any Piggyback Registration

     Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration.

13.3 The Vendor shall be entitled to participate in up to two (2) registrations pursuant to this Article 13 until all of the Vendor's Shares are eligible to be resold pursuant to Rule 144 under the Securities Act, at which time the Vendor's registration rights shall cease.

13.4 Upon any registration becoming effective pursuant to this Article 13, the Purchaser shall keep such registration statement current and effective until the earlier of: (i) the Piggyback Registration Shares registered for sale thereunder have been sold or may otherwise be freely traded by operation of law; and (ii) for a period of one hundred and twenty (120) days.

13.5 The Purchaser shall be responsible for the preparation of any registration statement, agreements or documents and related papers and filings in connection with Article 13 hereof and except to the extent otherwise required by law, shall pay all expenses relating to such registration, provided however that the Vendor hereby agrees to be liable for and pay directly its own legal fees and disbursements, if any, and any underwriting discounts and commissions applicable to any sale of Piggyback Registration Shares by the Vendor which shall be disclosed in advance.

13.6 In connection with any offering of Piggyback Registration Shares registered pursuant to this agreement, the Purchaser (i) shall furnish to the Vendor such number of copies of any registration statement and prospectus or registration statement supplement or amendment as it may reasonably request in order to effect the offering and sale of Piggyback Registration Shares to be offered and sold, but only while the Purchaser shall be required under the provisions of this agreement to cause such registration statement to remain current, and (ii) take such action as shall be necessary to qualify the Piggyback Registration Shares covered by such registration under such blue sky or other U.S. state laws for offer and sale as the Vendor shall reasonably request; provided, however, that the Purchaser shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified or to file any general consent to service of process. If requested in connection with an offering in accordance with Section 13.2, the Vendor shall enter into an underwriting agreement with a nationally recognized investment banking firm or firms containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions. In connection with any offering of Piggyback Registration Shares registered pursuant to this agreement, the Purchaser shall, subject to applicable law,
     (i) furnish the Vendor, at the Purchaser's expense, upon a valid exercise of the corresponding Warrants and sale of the underlying shares of common stock, with unlegended certificates representing ownership of the Piggyback Registration Shares actually sold in such denominations as the Vendor shall request and (ii) instruct the transfer agent and registrar of the Piggyback Registration Shares to release any stop transfer orders with respect to the Piggyback Registration Shares actually sold.

13.7 In the event of any qualification of Piggyback Registration Shares pursuant to this Article 13, the Purchaser shall hold harmless and indemnify the Vendor from and against any losses, claims, damages or liabilities to which he may be subject under any applicable laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Piggyback Registration Shares were distributed, or any document incidental to the qualification or sale of such Piggyback Registration Shares, or which arise out of or are based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statement not misleading, or any violation by the Purchaser of any applicable securities laws relating to action or inaction required by the Purchaser in connection with such qualification or sale under such securities laws; provided, however, that the Purchaser will not be liable in any case to any extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement or document in reliance upon and in conformity with information furnished to the Purchaser by the Vendor specifically for use in the preparation thereof.

13.8 In the event of any qualification of Piggyback Registration Shares pursuant to this Article 13, the Vendor agrees, in the same manner and to the same extent as set forth in Section 13.7 hereof, to indemnify and hold harmless the Purchaser and any of its officers, directors and employees from and against any losses, claims, damages or liabilities to which any of them may be subject under any applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Piggyback Registration Shares were distributed, or any document incidental to the qualification or sale of such Piggyback Registration Shares, or which arise out of or are based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statement not misleading, if such statement or omission shall have been made in reliance upon and in conformity with information furnished to the Purchaser by the Vendor specifically for use in such registration statement, or (b) any violation by the Vendor of any applicable securities laws.

13.9 Each of the parties entitled to indemnification pursuant to Section 13.7 or
     13.8 hereof (collectively, the "Piggyback Indemnified Parties") shall, promptly after receipt of notice of the commencement of any action against such Piggyback Indemnified Party in respect of which indemnity may be sought pursuant to Section 13.7 or 13.8 hereof, notify the indemnifying party in writing of the commencement thereof. The omission of any Piggyback Indemnified Party so to notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such Piggyback Indemnified Party on account of the indemnity pursuant to Section 13.7 or 13.8 hereof, as the case may be, unless the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from


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                                      - 19 -


     any other liability which it may have to such Piggyback Indemnifying Party. In case any such action shall be brought against a Piggyback Indemnified Party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such Piggyback Indemnified Party, and after notice from the indemnifying party to such Piggyback Indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such Piggyback Indemnified Party under Section 13.7 or 13.8 hereof for any legal or other expenses subsequently incurred by such Piggyback Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. No admission of liability shall be made by the Piggyback Indemnified Party without the consent of the indemnifying party, such consent not to be unreasonably withheld. If, after having been notified by the Piggyback Indemnifying Party of the commencement of any action against such Piggyback Indemnifying Party in respect of which indemnity may be sought, the indemnifying party fails to assume the defense of such suit on behalf of the Piggyback Indemnified Party within 10 days of receiving notice thereof, the Piggyback Indemnified Party shall have the right to employ counsel in respect of the defense of such suit and the fees and expenses of such counsel shall be at the expense of the indemnifying party.

ARTICLE 14- GENERAL CONTRACT PROVISIONS

14.1 The closing of the transactions contemplated herein shall take place at the Time of Closing, on the Date of Closing, at such place as may be agreed to by the parties hereto.

14.2 Any tender of documents or money hereunder may be made upon the parties themselves or upon their respective solicitors.

14.3 All notices, requests, demands or other communications by the parties hereof required or permitted to be given by one party to another shall be given in writing by personal delivery, by telecopier or by registered mail, postage paid, addressed to such other party or delivered to such other party as follows:

     (a)  to  the  Vendor  at:

          784 SW 158 Lane
          Sunrise, Florida
          33326


     (b)  to  the  Purchaser  at:

          110 East Broward Boulevard, Suite 1400
          Fort Lauderdale, Florida 33301
          Fax: (954) 769-5930


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                                      - 20 -


          Attention: Edward A. Cespedes

     or at such other address as may be given by either of them to the other in writing from time to time and such notices, requests, demands or other communications shall be deemed to have received when delivered, or if telecopied, on the business day following the date of telecopying thereof, or if mailed, five (5) business days following the date of mailing thereof; provided that if any such notice, request, demand or other communication shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such notices, requests, demands or other communications shall be deemed to have been received five (5) business days after the day following the resumption of normal mail service.

14.4 The parties hereby covenant and agree to sign such other papers, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this agreement and every part thereof.

14.5 This agreement shall be governed by the laws of the State of Delaware (without regard to conflict of laws principles) and the laws of United States applicable therein. Notwithstanding the foregoing, Ontario law and the laws of Canada applicable therein shall apply to all conveyance and transfer of title matters and the Vendor's obligations in connection therewith shall be governed by Ontario law.

14.6 Except as otherwise stated herein, dollar amounts referred to in this agreement shall be in United States funds.

14.7 All words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require and the verb shall be construed as agreeing with the required word and/or pronoun.

14.8 The divisions of this agreement into articles, sections, subsections and schedules are for convenience of reference only and shall not affect the interpretation or construction of this agreement.

14.9 Time shall be of the essence of this agreement and of every part hereof and not extension or variation of this agreement shall operate as a waiver of this provision.

14.10 This agreement constitutes the entire agreement between the parties hereto with respect to all matters herein. This agreement supersedes any and all agreements, understandings and representations made between the parties prior to the date hereof, and this agreement shall not be amended except by a memorandum in writing signed by all of the parties hereto, and any amendment hereof shall be null and void and shall not be binding upon any party which has not given its consent as aforesaid.

14.11 The Purchaser shall be entitled, upon giving notice to the Vendor at any time prior to the Time of Closing, to assign this agreement to any affiliate of the Purchaser in which case such assignee shall have and may exercise all the rights, and shall assume all of the obligations, of the Purchaser under this agreement, other than the obligation to issue the Warrants and the Employment Agreement which shall remain obligations of the Purchaser, and any reference to the Purchaser in this agreement shall in such case be deemed to refer to such assignee (and the assignee shall also be entitled to all of the benefits under this agreement, including, without limitation, reliance on the Vendor's representations and warranties and the indemnification provisions of Article 11), provided that in any such case the Vendor and such assignee shall execute an agreement confirming such assignment and such assumption of obligations and provided further that no such assignment shall release the Purchaser from liability for its obligations as purchaser of the Transferred Assets under this agreement. Except as hereinbefore provided, neither this agreement nor any rights or obligations under this agreement shall be assignable by any party without the prior written consent of each of the other parties. Subject thereto, this agreement shall enure to the benefit of and be binding upon the parties and their respective successors (including any successor by reason of amalgamation of any party) and permitted assigns.

14.12 In the event that any of the warranties, representations or covenants or any portion of them contained in this agreement are unenforceable or are declared invalid for any reason whatsoever, such unenforceability or invalidity shall not affect the enforceability or validity of the remaining terms or portions thereof of this agreement, and such unenforceable or invalid warranty, representations or covenant or portion thereof shall be servable from the remainder of this agreement.

14.13 This agreement may be executed in counterparts and the parties acknowledge and agree that facsimile transmission ("fax") of executed documents shall be accepted as original executed copies of such documents. For the purpose of this agreement and any notices required hereunder, an original signature transmitted by fax shall be as effective as the original signature itself.

14.14 All costs and expenses (including, without limitation, the fees and disbursement of legal counsel) incurred in connection with this agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

     IN WITNESS WHEREOF the parties hereto have duly executed this agreement as of the date set forth at the top of the first page hereof.


SIGNED, SEALED AND DELIVERED      )
In the Presence of                )
                                  )
                                  )
                                  )
                                  )          BRIAN A. FOWLER

                                             THEGLOBE.COM, INC.


                                             By: _____________________________
                                                  Authorized Signing Officer